EXHIBIT 10.14

                  AMENDMENT TO 2002 AND 2003 STOCK OPTION PLANS



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                             FIRST AMENDMENT TO THE
                             BAYONNE COMMUNITY BANK
                             2002 STOCK OPTION PLAN

     Pursuant to Section 20 of the Bayonne Community Bank 2002 Stock Option Plan (the "2002 Plan"), the 2002 Plan is hereby amended, effective as of December 28, 2005, as follows:

     1.   By adding the following new Section 9(c) to the 2002 Plan:

          "(c) Relinquishment of Rights. Notwithstanding anything in the Plan to the contrary, effective as of December 28, 2005, the Committee shall not grant any new Awards of Limited Rights to any Key Employees. With respect to outstanding Awards of Limited Rights granted prior to December 28, 2005, the Board of Directors shall take such action as it determines to be necessary and appropriate to obtain the consent of Participants to relinquish their rights to such outstanding Limited Rights prior to December 31, 2005. Outstanding Awards of Limited Rights that are relinquished by Participants pursuant to the foregoing shall be evidenced by a written consent form signed and dated by the affected Participant in accordance with SEction 20 of the Plan, provided, however, that nothing in the consent form shall (i) affect the Participant's other rights under his outstanding Options, or (ii) restrict the ability of the Company, in its sole discretion, or any third party to make a cash payment to the Participant in exchange for the termination or cancellation of the Participants's Options. Limited Rights for which no Participant consent form is received by the Company shall remain subject to the relevant terms and provisions of the Plan."

     2. By adding the following new paragraph at the end of Section 15 of the 2002 Plan:

          "Notwithstanding anything in the Plan to the contrary, no provision of the Plan shall operate to require the cash settlement of a stock option under any circumstance that is not within the sole discretion of the Company".

     3.   By adding the following for Section 18(a) of the 2002 Plan:

          "(a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof, provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, and in the sole discretion of the Company, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant

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          will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or"

     IN WITNESS WHEREOF, BCB Bancorp, Inc. has caused this amendment to be adopted by duly authorized officer, this 6th day of March, 2006.

                                       BCB BANCORP, INC.

                                       By /s/ Donald Mindiak
                                          ------------------------------------
                                       Its President & Chief Executive Officer

                             FIRST AMENDMENT TO THE
                            BAYONNE COMMUNITY BANK 2
                             2003 STOCK OPTION PLAN

     Pursuant to Section 20 of the Bayonne Community Bank 2003 Stock Option Plan (the "2003 Plan"), the 2003 Plan is hereby amended, effective as of December 28, 2005, as follows:

     1.   By adding the following new Section 9(c) to the 2003 Plan:

          "(c) Relinquishment of Rights. Notwithstanding anything in the Plan to the contrary, effective as of December 28, 2005, the Committee shall not grant any new Awards of Limited Rights to any Key Employees. With respect to outstanding Awards of Limited Rights granted prior to December 28, 2005, the Board of Directors shall take such action as it determines to be necessary and appropriate to obtain the consent of Participants to relinquish their rights to such outstanding Limited Rights prior to December 31, 2005. Outstanding Awards of Limited Rights that are relinquished by Participants pursuant to the foregoing shall be evidenced by a written consent form signed and dated by the affected Participant in accordance with SEction 20 of the Plan, provided, however, that nothing in the consent form shall (i) affect the Participant's other rights under his outstanding Options, or (ii) restrict the ability of the Company, in its sole discretion, or any third party to make a cash payment to the Participant in exchange for the termination or cancellation of the Participants's Options. Limited Rights for which no Participant consent form is received by the Company shall remain subject to the relevant terms and provisions of the Plan."

     2. By adding the following new paragraph at the end of Section 15 of the 2003 Plan:

          "Notwithstanding anything in the Plan to the contrary, no provision of the Plan shall operate to require the cash settlement of a stock option under any circumstance that is not within the sole discretion of the "Company".

     3.   By adding the following for Section 18(a) of the 2003 Plan:

          "(a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof, provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, and in the sole discretion of the Company, if the securities issuable upon the exercise of such

          Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or"

     IN WITNESS WHEREOF, BCB Bancorp, Inc. has caused this amendment to be adopted by duly authorized officer, this 6th day of March, 2006.

                                       BCB BANCORP, INC.

                                       By /s/ Donald Mindiak
                                          ------------------------------------
                                       Its President & Chief Executive Officer